Exhibit 99.1

Community Capital Corporation Announces Earnings

    GREENWOOD, S.C.--(BUSINESS WIRE)--Jan. 23, 2004--Community Capital Corporation (AMEX: CYL) today reported operating results for the fourth quarter and year ending December 31, 2003.
    Year-to-date net income for the twelve months increased nine percent to $5,002,000 at December 31, 2003 from $4,602,000 at December 31, 2002. Year-to-date diluted earnings per share were $1.43, an increase of six percent over year-to-date earnings per share of $1.34 in 2002. After excluding nonrecurring items during the year, core earnings for 2003 were $4,796,000, or $1.31 per diluted share (1).
    Net income for the fourth quarter was $1,026,000, a decrease of 19 percent when compared to $1,273,000 in the fourth quarter of 2002. Fourth quarter diluted earnings per share were $0.29, down 17 percent when compared to fourth quarter 2002 diluted earnings per share of $0.35. Adjusted for one time items, net income was $1,118,000, or $0.32 per diluted share (1).
    Return on average assets was 1.28 percent for 2003, which matched return on average assets for 2002. Return on average equity was 11.32 percent compared to 11.12 percent in 2002. Year-end 2003 shareholders' equity was $45,533,000, three percent over the same period in 2002. Total assets increased eight percent to $412,759,000 at December 31, 2003 from $380,771,000 at year-end 2002. Total loans were $326,452,000 compared to $291,526,000 up 12 percent, and total deposits increased 14 percent to $314,273,000 from $276,562,000.
    William G. Stevens, President and CEO of the company stated, "Fourth quarter earnings were somewhat impaired by the slowdown in home mortgage refinancing and interest margin compression. We were able to partially offset these reductions in revenue with solid loan growth and increased noninterest income from our Wealth Management strategy, which realized a 69 percent growth in assets during 2003. Furthermore, during the third and fourth quarters of 2003 we executed several significant repricing strategies that will provide us with lower funding costs going forward."

    Community Capital Corporation (AMEX: CYL) is the corporate parent of CapitalBank, which was formed January 2001 during a restructuring that consolidated the company's operations to a single subsidiary. CapitalBank operates 13 branches throughout South Carolina. The bank offers a full range of banking services, including a wealth management group featuring a wide array of financial services, with personalized attention, local decision making and strong emphasis on the needs of individuals and small to medium-sized businesses.

    Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's latest Quarterly Report on Form 10-Q.


INCOME STATEMENT DATA
(In thousands, except per share)
                                    (Unaudited)        (Unaudited)
                                Three Months Ended Twelve Months Ended
                                    December 31         December 31
                                   2003      2002      2003      2002
----------------------------------------------------------------------
Interest Income                   5,067     5,477    21,031    22,205
----------------------------------------------------------------------
Interest Expense                  1,428     1,909     6,455     7,793
----------------------------------------------------------------------
Net Interest Income               3,639     3,568    14,576    14,412
----------------------------------------------------------------------
Provision for Loan Losses           236       110       479       773
----------------------------------------------------------------------
Net Int. Income After Provision   3,403     3,458    14,097    13,639
----------------------------------------------------------------------
Non-Interest Income               1,291     1,335     5,385     4,433
----------------------------------------------------------------------
Non-Interest Expense              3,822     3,087    14,533    11,893
----------------------------------------------------------------------
Gain on Sale of Securities          342         0     1,716       106
----------------------------------------------------------------------
Income Before Taxes               1,214     1,706     6,665     6,285
----------------------------------------------------------------------
Income Tax Expense                  188       433     1,663     1,683
----------------------------------------------------------------------
Net Income                        1,026     1,273     5,002     4,602
----------------------------------------------------------------------

----------------------------------------------------------------------
Primary Earnings Per Share        $0.30     $0.36     $1.43     $1.34
----------------------------------------------------------------------
Diluted Earnings Per Share        $0.29     $0.35     $1.36     $1.26
----------------------------------------------------------------------

----------------------------------------------------------------------
Average Shares Outstanding
 (Fully Diluted)              3,603,784 3,682,284 3,672,507 3,651,400
----------------------------------------------------------------------
Return on Average Assets           1.02%     1.34%     1.28%     1.28%
----------------------------------------------------------------------
Return on Average Equity           9.23%    11.69%    11.32%    11.12%
----------------------------------------------------------------------
Net Interest Margin
(Fully Tax Equivalent)             4.12%     4.25%     4.17%     4.48%
----------------------------------------------------------------------
Efficiency Ratio                  66.22%    61.45%    64.28%    61.50%
----------------------------------------------------------------------


BALANCE SHEET DATA
(In thousands, except per share data)
                                                        (Unaudited)
                                                        December 31
                                                        2003    2002
----------------------------------------------------------------------
Total Assets                                          412,759 380,771
----------------------------------------------------------------------
Investment Securities                                  45,898  55,812
----------------------------------------------------------------------
Loans                                                 326,452 291,526
----------------------------------------------------------------------
Allowance for Loan Losses                               4,584   4,282
----------------------------------------------------------------------
Total Deposits                                        314,273 276,562
----------------------------------------------------------------------
Other Borrowings                                       50,603  56,990
----------------------------------------------------------------------
Shareholders' Equity                                   45,533  44,408
----------------------------------------------------------------------

----------------------------------------------------------------------
Book Value Per Share                                   $13.11  $12.71
----------------------------------------------------------------------
Equity to Assets                                        11.03%  11.66%
----------------------------------------------------------------------
Loan to Deposit Ratio                                  103.88% 105.41%
----------------------------------------------------------------------
Allowance for Loan Losses/Loans                          1.40%   1.47%
----------------------------------------------------------------------


Average Balances:                       (Unaudited)    (Unaudited)
                                        Three Months   Twelve Months
                                           Ended          Ended
                                        December 31    December 31
                                        2003    2002   2003    2002
----------------------------------------------------------------------
Average Total Assets                  398,857 376,440 390,984 359,888
----------------------------------------------------------------------
Average Loans                         315,882 290,118 310,517 274,365
----------------------------------------------------------------------
Average Earning Assets                362,490 344,865 360,989 332,911
----------------------------------------------------------------------
Average Deposits                      309,396 275,359 295,861 264,154
----------------------------------------------------------------------
Average Other Borrowings               43,219  53,845  50,711  50,415
----------------------------------------------------------------------
Average Shareholders' Equity           44,137  43,221  44,178  41,406
----------------------------------------------------------------------
Asset Quality:
----------------------------------------------------------------------

----------------------------------------------------------------------
Non-performing loans                    1,973   2,021   1,973   2,021
----------------------------------------------------------------------
Net charge-offs                            23     110     176     594
----------------------------------------------------------------------
Net charge-offs to average loans         0.01%   0.04%   0.06%   0.22%
----------------------------------------------------------------------


(1)Core Earnings Reconciliation
----------------------------------------------------------------------
                                                    4th Quarter 2003
                                                       2003      YTD
----------------------------------------------------------------------
Net Income Before One Time Items                        1,026   5,002
----------------------------------------------------------------------
Gain(s) on the sale(s) of Nonmarketable Equity
 Securities and Securities Available For Sale            (339) (1,716)
----------------------------------------------------------------------
Pro rata Distribution From MetLife's Acquisition of
 General American Life Insurance Company                    -    (109)
----------------------------------------------------------------------
Prepayment Penalties from Extinguishment of Federal
 Home Loan Bank Debt                                      307   1,093
----------------------------------------------------------------------
Expenses Associated with Pending Merger with
 Abbeville Capital Corporation                             63      63
----------------------------------------------------------------------
Expenses Related to a Core Processing Software
 Conversion                                               116     340
----------------------------------------------------------------------
Total Non-recurring Items Before Tax                      147    (329)
----------------------------------------------------------------------
Tax Adjustment on One Time items                          (55)    123
----------------------------------------------------------------------

----------------------------------------------------------------------
Core Net Income                                         1,118   4,796
----------------------------------------------------------------------

    CONTACT: Community Capital Corporation
             R. Wesley Brewer, 864-941-8290
             wbrewer@capitalbanksc.com
             or
             Lee Lee M. Lee, 864-941-8242
             llee@capitalbanksc.com